UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TARSUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Tarsus Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held virtually on June 16, 2022 For Stockholders of record as of April 19, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, including the Proxy Statement, Annual Report on Form 10-K and form of proxy, and to obtain directions to attend the meeting, go to: www.proxydocs.com/TARS. To control vote number your proxy in the while box visiting below. this site, you will need the 12 digit Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/TARS Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If is you no charge want to to receive you for a requesting paper or e a -mail copy copy . In order of the to proxy receive material, a paper you package must request in time one for .this There year’s will not meeting, receive a you paper must or make email this copy request . on or before June 6, 2022. Unless requested, you To order paper materials, use one of the following methods. INTERNET www.investorelections.com/TARS TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Tarsus Pharmaceuticals, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 16, 2022 Time: 9:00 AM, Pacific Daylight Time Place: Annual meeting to be held live via the internet - Please visit www.proxydocs.com/TARS for further details SEE REVERSE FOR FULL AGENDA

Tarsus Pharmaceuticals, Inc. Annual Meeting of Stockholders This is not a votable Ballot This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2 Proposals 1. To elect the following nominees as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successor have been elected or appointed. 1.01 Michael Ackermann 1.02 Bobak Azamian 1.03 Rosemary Crane 1.04 Elizabeth Yeu-Lin 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To conduct any other business properly brought before the meeting or any adjournment thereof.